Securities Act Registration No. 333-184169

Investment Company Act Registration No. 811-22756

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

☐	Pre-Effective Amendment No._

☒	Post-Effective Amendment No. 134

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

☒	Amendment No. 135

(Check appropriate box or boxes.)

Advisors Preferred Trust

(Exact Name of Registrant as Specified in Charter)

1445 Research Boulevard, Suite 530

Rockville, MD 20850

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 223-1998

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, 17th Floor

Columbus, OH 43215

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☒ On February 1, 2021 pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Spectrum Low Volatility Fund

Advisor Class Shares SVASX

PROSPECTUS

February 1, 2021

Adviser: ADVISORS PREFERRED 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: INC. “Transforming the way you invest” 272 Bendix Rd. Suite 600 Virginia Beach, VA 23452

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	3
Sub-Adviser Portfolio Managers	3
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
Investment Objective	4
Principal Investment Strategies	4
Economic and Technical Analysis and Risk Control Strategies	4
Principal Investment Risks	5
Liquidity Program	7
Temporary Investments	7
Portfolio Holdings Disclosure	7
Cybersecurity	7
MANAGEMENT	8
Investment Adviser	8
Sub-Adviser	8
Sub-Adviser Portfolio Managers	8
HOW SHARES ARE PRICED	11
HOW TO PURCHASE SHARES	12
HOW TO REDEEM SHARES	13
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	15
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	16
DISTRIBUTION OF SHARES	16
Distributor	16
Distribution Fees	16
Additional Compensation to Financial Intermediaries	17
Householding	17
FINANCIAL HIGHLIGHTS	18
PRIVACY NOTICE	19

FUND SUMMARY

Investment Objective : The Spectrum Low Volatility Fund’s (the “Fund’s) investment is objective is total return with lower downside volatility and risk compared to major stock market indices.

Fees and Expenses of the Fund : This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		2.15%
Distribution (12b-1) Fees		0.25%
Other Expenses		0. 36%
Shareholder Service Expenses(1)	0.03%
Remaining Expenses	0. 33%
Acquired Fund Fees and Expenses(2)		0 .__%
Total Annual Fund Operating Expenses(2)		___%

(1)      Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.

(2)	The Advisor Class Shares have not yet commenced operations. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Advisor Class Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$__	$__	$__	$__

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 389% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser delegates execution of the Fund’s investment strategy to a sub-adviser. The sub-adviser uses a flexible investment approach to seek total return from capital appreciation and income from interest payments while managing downside volatility and risk. Low volatility in the Fund’s name refers to the sub-adviser’s strategy of attempting to limit the Fund’s investment losses such that they will be less than the S&P 500 Index losses over any 12-month period when the stock market is trending lower. However, the sub-adviser will not attempt to constrain the Fund’s upside volatility in rising markets. During favorable market conditions (when the sub-adviser believes security prices will be stable or rising) the sub-adviser leverages the Fund’s investment portfolio through Swap contracts and/or borrowing to invest in more securities. During unfavorable market conditions, the sub-adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents and reducing leverage.

The Fund invests in a diversified portfolio of primarily income-producing fixed income securities. The sub-adviser does not select individual bonds or other fixed income securities but instead, invests the Fund’s assets in open-end investment companies (“mutual funds”) and exchange-traded funds (“ETFs”) that each invest primarily in fixed rate or floating rate fixed income securities. The Fund invests without restriction as to issuer type, country, capitalization, credit quality or maturity of individual securities held by the mutual funds and ETFs in which it invests. The mutual funds and ETFs may invest in foreign countries including emerging markets. When the sub-adviser believes market conditions for lower-quality debt are favorable, the Fund will primarily invest in mutual funds and ETFs that invest in income-producing high-yield fixed income securities commonly known as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the sub-adviser to be of similar credit quality. The sub-adviser selects mutual funds and ETFs that have high “Volatility Adjusted Returns” (“VAR”) and low risk (defined as return volatility). The sub-adviser also considers mutual fund and ETF fees, management experience and liquidity. The sub-adviser selects swap counterparties it believes to be credit worthy and does not invest more than 25% of Fund assets in swap contracts with any one counterparty.

By focusing on market conditions and VAR, the sub-adviser believes the Fund should maintain returns with lower downside volatility and risk compared to major stock market indices. The sub-adviser sells securities, and reduces swap positions and borrowing, when it believes market conditions have become unfavorable or when more attractive investments are available. Additionally, the sub-adviser may employ a long/short strategy through inverse ETFs and swaps to reduce market risk, to negate recessionary credit risk or interest rate risk. The long/short strategy seeks to enhance returns by taking short positions in sectors the sub-adviser believes are less attractive while maintaining long positions in sectors the sub-adviser believes are more attractive. The sub-adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

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The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote:

“Steady plodding brings prosperity; hasty speculation brings poverty.”
(Proverbs 21:5, Living Bible)

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Derivatives Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market securities also tend to be less liquid.

Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

Leverage Risk: Derivatives also magnify losses because they require only a small investment relative to their notional amount. Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.

Management Risk: The sub-adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Municipal Securities Risk: Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

Mutual Fund and ETF Risk: Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Short Position Risk: The Fund’s short swap positions may result in a loss if the price of the short position instruments rise. In contrast to long positions, the potential loss on the Fund’s short swap positions is unlimited. Inverse ETFs will limit the Fund’s participation in market wide gains.

Small and Medium Capitalization Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

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Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. As the Advisor Class shares have not commenced operations, the bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thespectrumfunds.com or by calling 1-866-862-9686.

Performance Bar Chart For Calendar Years Ended December 31

[chart to be inserted]

Highest Quarter:	[ 3/31/219 ]	[ 5.48%]
Lowest Quarter:	[ 12/31/18 ]	[(2.06)%]

Performance Table

Average Annual Total Returns

Investor Class Shares

(For the periods ended December 31, 2020)

Investor Class Shares	One Year	Five Years	Since Inception(1)
Return before taxes	%	%	%
Return after taxes on Distributions	%	%	%
Return after taxes on Distributions and Sale of Fund Shares	%	%	%
S&P/LSTA Leveraged Loan 100 Index(2)%		%	%
50/50 Barclays VLYHI/S&P Leveraged Loan Index(3)%		%	%

(1)	The inception date of the Fund’s Investor Class shares is December 16, 2013. The Advisor Class shares have not commenced operations.
(2)	The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index and the S&P/LSTA Leveraged Loan 100 Index performance does not reflect deductions for fees, expenses or taxes.
(3)	The 50/50 Barclays VLYHI/S&P Leveraged Loan Index gives 50% weight to the Barclays VLYHI Index and 50% weight to the S&P Leveraged Loan Index. Barclays VLYHI benchmark includes publicly issued U.S. dollar denominated non-investment grade, fixed-rate taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality. The bonds are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used.) Included issues consist of only the three largest bonds from each issuer that have a minimum amount outstanding of $500 million or more (face value) and less than five years from issue date. S&P Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Advisors Preferred, LLC (“Advisors Preferred” or the “Adviser”)

Sub-Adviser: Spectrum Financial, Inc. (“Spectrum Financial” or the “Sub-Adviser”)

Sub-Adviser Portfolio Managers

:

Spectrum Financial, Inc. employs a team approach to its portfolio management role as sub-adviser to the Fund. Each member of the team brings specialized skills in the area of compliance, research, and strategy development. Currently, the team has 4 individuals.

Ralph Doudera – Lead Portfolio Manager. Ralph Doudera’s role is to focus on the overall portfolio composition with an emphasis on fund selection and the perceived risk of the environment. He has served the Fund since it commenced operations in 2013.

Chris Hendrix – Assistant Portfolio Manager. Chris Hendrix’s role is focused on investment strategy development, implementation, and research. He has served the Fund since July 2020.

Mary Collins – Assistant Portfolio Manager. Mary Collins’ role is focused on Fund compliance in all aspects of trading restrictions. She also influences the Fund with regards to strategy structure and implementation. She has served the Fund since July 2020.

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Cristin McGinnis – Assistant Portfolio Manager. Cristin McGinnis’ role is focused on strategy development, trade implementation and review, and research. She has served the Fund since July 2020.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective :

Total return with lower downside volatility and risk compared to major stock market indices. The Fund’s investment objective may be changed by the Trust’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies :

The Sub-Adviser uses a flexible investment approach to seek total return from capital appreciation and income from interest payments while managing downside volatility and risk. During, favorable market conditions (when the Sub-Adviser believes security prices will be stable or rising) the Sub-Adviser leverages the Fund’s investment portfolio through swap contracts and/or borrowing to invest in more securities. During unfavorable market conditions, the Sub-Adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents and reducing leverage. When the Sub-Adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments. The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund may, but is not required to be, fully invested; it may also be 100% in money market funds or other money market instruments as a defensive measure.

Economic and Technical Analysis and Risk Control Strategies :

The Sub-Adviser obtains analytical data from many sources including daily monitoring of prices of stocks, bonds, oil, US dollar, gold and many other investments to determine what it believes are low risk entry and exit points for mutual funds and ETFs. Information is collected and assimilated from various computer databases, newspapers, magazines, newsletters and research materials by the Sub-Adviser to develop different management strategies. Other factors considered in analysis include continuous monitoring of mutual fund and ETF performance and relative strength, technical and fundamental analysis, market sentiment, and access to other professional investment strategists. Reviews of investment strategies are done daily based on the analysis and information gathered as explained above. The Sub-Adviser views risk almost exclusively from a portfolio perspective rather than on an individual security basis. The Sub-Adviser uses mutual funds and ETFs in the strategies that are relatively broadly diversified so the risk of loss to the Fund’s portfolio from any one security in the mutual fund or ETF tends to be small. The technical strategies employed by the Sub-Adviser focus primarily on trend-following, momentum, relative strength and seasonal models, applied to domestic and international stock and bond markets. These are models based upon an analysis of historical price and return data. The Sub-Adviser believes that ongoing monitoring of economic and financial market conditions will allow it to identify unfavorable periods when it will seek to preserve principal during market downturns.

Risk control will be achieved through reducing leverage and increasing allocations to cash equivalents. Positions will be monitored daily, and the Sub-Adviser will take action it believes will maintain portfolio risk within appropriate limits. Additionally, the Sub-Adviser may employ a long/short strategy to reduce market risk, to negate recessionary credit risk or interest rate risk. The Sub-Adviser executes the short element of this strategy through inverse ETFs or swaps. When economic or market conditions warrant, the Fund may invest all or part of its assets in money market funds or other cash equivalents.

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Principal Investment Risks: The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Bond Risk

When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Bonds may become illiquid.

Derivatives Risk

The Fund may use swaps to enhance returns. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Emerging Market Risk

The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may also have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging market countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may receive a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Foreign Investment Risk

Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Because the Fund can make foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. These risks are more pronounced in emerging market countries.

Junk Bond Risk

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities are considered speculative. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease

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and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price. Defaulted securities, those subject to a reorganization including bankruptcy court protection may become worthless, completely illiquid or subject to lengthy legal proceedings that will delay the resolution of their value, if any.

Leverage Risk

Borrowing magnifies the potential for loss of the Fund, and therefore increases the possibility of a fluctuation in the Fund’s NAV. This is the speculative factor known as leverage. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing. Swaps magnify losses because they require only a small investment relative to their notional amount.

Management Risk

The Sub-Adviser’s reliance on its value strategy and its judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The ability of the Fund to meet its investment objective is directly related to the Sub-Adviser’s proprietary investment process. The Sub-Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Adviser’s investment strategy will produce the desired results.

Market Risk

Overall fixed income market risk, including volatility, may affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Municipal Securities Risk

Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders.

Mutual Fund and ETF Risk

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Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. In addition, because ETFs are listed on national stock exchanges and are traded like equity securities listed on an exchange, ETF shares potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Mutual funds and ETFs are subject to strategy risks depending on the nature of the fund.

Short Position Risk

The Fund’s long positions could decline in value at the same time that the value of the short swap positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short swap positions may result in a loss if the price of the short position instruments rise and it costs more to cover the short positions. In contrast to long positions, the potential loss on the Fund’s short swap positions is unlimited. Inverse ETFs will limit the Fund’s participation in market wide gains. Market factors may prevent the Fund from closing out a short swap or inverse ETF position at the most desirable time or at a favorable price.

Small and Medium Capitalization Risk

The securities of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Turnover Risk

A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Liquidity Program

: The Fund may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described under “HOW TO REDEEM SHARES” below. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.25% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. During periods of low market liquidity, fees paid to ReFlow may be higher, but cannot be meaningfully estimated. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. ReFlow purchases will not be subject to any investment minimum applicable to such shares. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation described in “FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES” below. The investment Adviser and Sub-Adviser believe that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the investment Adviser and Sub-Adviser may also benefit.

Temporary Investments

: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments or cash at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity

: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures,

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computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate NAV; impediments to trading; the inability of the Fund, the Adviser, the Sub-Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser

: Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD 20850, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio directly or through a sub-adviser. The Adviser is responsible for assuring the Fund’s investments are selected according to the Fund’s investment objective, policies and restrictions. Advisors Preferred was formed in 2011 and commencing 2011, provides investment advisory services to mutual funds. As of December 31, 2020, the Adviser had approximately $[1.4] billion in assets under management. Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 2.15% of the Fund’s average daily net assets. The Adviser retains 0.35% and then pays the remainder, 1.80%, to the Sub-Adviser.

Sub-Adviser

: Spectrum Financial Inc., 272 Bendix Rd., Suite 600, Virginia Beach, VA 23452, serves as investment sub-adviser to the Fund. Subject to the authority and oversight of the Board of Trustees and the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio. The Sub-Adviser has over twenty years of experience providing investment advisory services to individuals, corporations, charities and pensions. As of December 31, 2020, the Sub-Adviser had approximately $[__] million in assets under management. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive from the Adviser (not the Fund), on a monthly basis, an annual advisory fee equal to 1.80% of the Fund’s average daily net assets.

A discussion regarding the Board’s basis for approving the advisory agreement and sub-advisory agreement is available in the Fund’s annual shareholder report for the period ended September 30, 2019.

Sub-Adviser Portfolio Managers

:

Ralph Doudera, Lead Portfolio Manager to the Fund, has served as Chief Executive Officer of the Sub-Adviser since 2003, after founding Spectrum Financial in 1988. Mr. Doudera, is a graduate of New Jersey Institute of Technology where he received an undergraduate degree in Mechanical Engineering (1969) and a Masters of Science in Management and Finance (1972) and is a graduate of Regent University where he received a Masters of Biblical Studies (1988). He was employed as an Account Executive with CIGNA Corporation for 10 years beginning in 1973, where he specialized in investment and estate planning. During this period, Mr. Doudera received his certification as Chartered Life Underwriter in 1976 and Chartered Financial Consultant in 1979 from the American College.

Mary Collins, ChFC, Assistant Portfolio Manager to the Fund, has served as President and Chief Compliance Officer of the Sub-Adviser since 2000. She began working for the Sub-Adviser as a financial planner in 1988. The scope of her duties for the Sub-Adviser include developing and maintaining corporate structure, efficient back office operations, and a comprehensive compliance program. Ms. Collins, is a graduate of Old Dominion University where she received Bachelors of Science degree in Business Administration with a focus on corporate finance. Ms. Collins received her certification as a Chartered Financial Consultant in 1988 from the American College.

Christopher Hendrix, CMT, Assistant Portfolio Manager to the Fund, has served as Portfolio Manager and Investment Team Leader of the Sub-Adviser since 2007. Mr. Hendrix is a graduate of Florida State University where he received an Bachelor of Arts degree in Social Sciences and Economics. Prior to joining the Sub-Adviser he was a securities advisor with a regional brokerage firm before shifting in 1993 to a large national brokerage firm. There, he was the Senior Technical Analyst of the technical analysis department. In 2005, he established his own firm that published daily market commentaries as well as being a regular contributor to a nationwide investment industry magazine. Over the years, he has developed numerous proprietary indicators and analysis techniques that attempt

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to enhance portfolio returns in various investments and market cycles. Mr. Hendrix received his certification as a Chartered Market Technician from the Market Technicians Association, Inc. in 1998.

Cristin McGinnis, Assistant Portfolio Manager to the Fund, has served as Portfolio Management Analyst of the Sub-Adviser since June 2016. From March to June 2016, she was a Global Securities Operations Contractor for the America Funds family of mutual funds. From March 2012 to June 2014, she served as an Investment Analyst for the Sub-Adviser. Ms. McGinnis is a graduate of Old Dominion University where she received a Bachelors of Science degree in Business Administration with a focus on finance and business management.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of shares of the Fund.

HOW SHARES ARE PRICED

The Fund’s shares are sold and redeemed at NAV. The NAV of each share, on a per-class basis, is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. (Eastern Time)) on each day the NYSE is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV), on a per-class basis. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per-class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the classes of a Fund. Because the Fund may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values any foreign securities held by the Fund at the latest closing price on the exchange on which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each mutual fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes the Advisor Class of shares offered by the Fund. Investor Class shares of the Fund are sold by a separate prospectus. Each class of shares in the Fund represents an interest in the same portfolio of investments held by the Fund. Not all share classes may be available for purchase in all states. For more information regarding the purchase of shares, contact the Fund at 1-866-862-9686.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail Spectrum Low Volatility Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Spectrum Low Volatility Fund c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund toll-free at 1-866-862-9686 for more information about the Fund’s Automatic Investment Plan.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund toll-free at 1-866-862-9686 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Share Classes: This Prospectus describes the Advisor Class shares of the Spectrum Low Volatility Fund. The Spectrum Low Volatility Fund also offers Investor Class shares in a separate prospectus. Each class of shares in the Fund represents an interest in the same portfolio of investments within the Fund. The main differences between each class are ongoing fees. For information regarding on ongoing distribution fees, see the section entitled Distribution Fees in this Prospectus. All share classes may not be available for purchase in all states.

Minimum and Additional Investment Amounts: You can open an account with a minimum initial investment of $1,000 and make additional investments, with a minimum of $500 at any time. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund, the Adviser and the Sub-Adviser each reserves the right to waive any investment minimum.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

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Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

For shareholder account funds and/or transfers into the Fund, the Fund may accept securities in lieu of cash at the discretion of the Adviser or Sub-Adviser. There may be black-out periods such as near the end of a fiscal quarter or other holding or reporting periods where the Adviser or Sub-Adviser may refuse to accept securities into the Fund from new or existing Shareholders. Any tax issues resulting from the exchange of securities into the Fund in lieu of cash are the responsibility of the shareholder.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the relevant Fund receives your application or request in good order. All requests received in good order by the Fund by the close of regular trading on the NYSE will be processed on that same day. Requests received after close of regular trading on the NYSE will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund and Class of shares;

•         the dollar amount of shares to be purchased;

•         a completed purchase application or investment stub; and

•         check payable to the relevant Fund

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund toll-free at 1-866-862-9686 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Spectrum Low Volatility Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Spectrum Low Volatility Fund c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call toll-free 1-866-862-9686. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

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Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $25,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Fund toll-free at 1-866-862-9686 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The Fund may also use redemption in kind for certain Fund shares held by Reflow. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption that is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the relevant Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing that it considers abusive. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for disruptive market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of disruptive market timing. These methods include:

•         Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “ Market Timing Trading Policy ;” and

•         Reject or limit specific purchase requests; and

•         Reject purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser, Sub-Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases into the Fund. The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in disruptive market timing trading activities. Neither the Fund nor the Adviser nor Sub-Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser or Sub-Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be disruptive market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is disruptive market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser or Sub-Adviser, the service providers may take immediate action to stop any further short-term trading by such participants. The Reflow liquidity program is not subject to the market timing limits described above.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least quarterly and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

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Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

DISTRIBUTION OF SHARES

Distributor: Ceros Financial Services, Inc. (“Ceros”), 1445 Research Blvd., Suite 530, Rockville, MD 20850, is the distributor for the shares of the Fund. Ceros is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Ceros and the Adviser are affiliates because they are under common control. Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act pursuant to which the Advisor Class shares of the Fund pay annual 12b-1 expenses of up to 0.25% of the average daily net assets attributable to Advisor Class shares. Under this plan account maintenance fees may be characterized as a service fee as such term is defined under Rule 2341 of the FINRA Conduct Rules. A service fee includes payment made for personal service and/or the maintenance of shareholder accounts. Because 12b-1 fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should be aware that if you hold your Advisor Class shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Fund’s distributor, its affiliates, and the Fund’s Adviser and Sub-Adviser and their affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms that allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund toll-free at 1-866-862-9686 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

14

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. As the Advisor Class shares of the Fund had not commenced operations as of September 30, 2020, the financial information presented is for Investor Class shares of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). This information for the Fund has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, [___], whose report, along with the Fund’s financial statements, is included in the Fund’s September 30, 2020 annual report, which is available upon request and is incorporated by reference in the SAI.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016

Net asset value, beginning of year	$21.72	$21.35	$22.58	$22.16	$19.88

Activity from investment operations:
Net investment income (loss )(1)	0.03	0.02	0.02	(0.04)	(0.06)
Net realized and unrealized gain on investments, swaps and futures contracts	3.89	1.04	0.21	2.35	2.62
Total from investment operations	3.92	1.06	0.23	2.31	2.56
Less distributions from:
Net investment income	(0.52)	(0.69)	(1.01)	(1.39)	(0.28)
Net realized gains	(0.33)	—	(0.45)	(0.50)	—
Total distributions	(0.85)	(0.69)	(1.46)	(1.89)	(0.28)

Net asset value, end of year	$24.79	$21.72	$21.35	$22.58	$22.16

Total return(2)	18.76%	5.12%	1.06%	11.32%	13.04%

Net assets, end of year (000s)	$239,393	$82,195	$66,725	$65,313	$34,875

Ratio of expenses to average net assets,
net of fee waivers(3)	2.51%	2.53%	2.53%	2.54%	2.55%
before fee waivers(3)	2.51%	2.53%	2.53%	2.54%	2.57%

15

Ratio of net investment income (loss) to average net assets(3,4)	0.14%	0.08%	0.10%	(0.20)%	(0.24)%

Portfolio Turnover Rate	389%	675%	438%	319%	649%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Assumes reinvestment of all dividends and distributions if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

16

PRIVACY NOTICE

Rev. MAY 2014
FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

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Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

  Open an account
  Provide account information
  Give us your contact information
  Make deposits or withdrawals from your account
  Make a wire transfer
  Tell us where to send the money
  Tells us who receives the money
  Show your government-issued ID
  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  Sharing for affiliates’ everyday business purposes – information about your creditworthiness
  Affiliates from using your information to market to you
  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Advisors Preferred Trust doesn’t jointly market.

18

Spectrum Low Volatility Fund

Adviser	Advisors Preferred LLC 1445 Research Blvd. Suite 530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Blvd. Suite 530 Rockville, MD 20850
Sub-Adviser	Spectrum Financial Inc. 272 Bendix Road Suite 600 Virginia Beach, VA 23452	Legal Counsel	Thompson Hine LLP 41 South High Street 17th Floor Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 151 N. Franklin Street Suite 575 Chicago, IL 60606	Transfer Agent	Gemini Fund Services, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 68022-3474
Custodian	U.S. Bank N.A. 425 Walnut Street Cincinnati, OH 45202

Additional information about the Fund is included in the Fund’s SAI dated February 1, 2021, as supplemented from time to time. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-866-862-9686. You may also access this information by visiting www.thespectrumfunds.com or writing to:

Regular Mail Spectrum Low Volatility Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Spectrum Low Volatility Fund c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22756

Spectrum Low Volatility Fund

Investor Class Shares SVARX

Spectrum Advisors Preferred Fund

Investor Class Shares SAPEX

PROSPECTUS

February 1, 2021

Adviser: ADVISORS PREFERRED 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: INC. “Transforming the way you invest” 272 Bendix Rd. Suite 600 Virginia Beach, VA 23452

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Spectrum Low Volatility Fund	1
Spectrum Advisors Preferred Fund	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
Investment Objectives	10
Principal Investment Strategies	10
Principal Investment Risks	11
Liquidity Program	14
Temporary Investments	14
Portfolio Holdings Disclosure	14
Cybersecurity	14
MANAGEMENT	15
Investment Adviser	15
Sub-Adviser	15
Sub-Adviser Portfolio Managers	15
HOW SHARES ARE PRICED	18
HOW TO PURCHASE SHARES	19
HOW TO REDEEM SHARES	20
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	22
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	22
DISTRIBUTION OF SHARES	23
Distributor	23
Additional Compensation to Financial Intermediaries	23
Householding	23
FINANCIAL HIGHLIGHTS	24
PRIVACY NOTICE	26

FUND SUMMARY   Spectrum Low Volatility Fund

Investment Objective: Spectrum Low Volatility Fund’s (the “Fund”) investment objective is total return with lower downside volatility and risk compared to major stock market indices.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		2.15%
Other Expenses		0. 36%
Shareholder Service Expenses(1)	0.03%
Remaining Other Expenses	0. 33%
Acquired Fund Fees and Expenses(2)%
Total Annual Fund Operating Expenses(2)%
(1)	Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 389% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser delegates execution of the Fund’s investment strategy to a sub-adviser. The sub-adviser uses a flexible investment approach to seek total return from capital appreciation and income from interest payments while managing downside volatility and risk. Low volatility in the Fund’s name refers to the sub-adviser’s strategy of attempting to limit the Fund’s investment losses such that they will be less than the S&P 500 Index losses over any 12-month period when the stock market is trending lower. However, the sub-adviser will not attempt to constrain the Fund’s upside volatility in rising markets. During favorable market conditions (when the sub-adviser believes security prices will be stable or rising) the sub-adviser leverages the Fund’s investment portfolio through swap contracts and/or borrowing to invest in more securities. During unfavorable market conditions, the sub-adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents and reducing leverage.

The Fund invests in a diversified portfolio of primarily income-producing fixed income securities. The sub-adviser does not select individual bonds or other fixed income securities but instead, invests the Fund’s assets in open-end investment companies (“mutual funds”) and exchange-traded funds (“ETFs”) that each invests primarily in fixed rate or floating rate fixed income securities. The Fund invests without restriction as to issuer type, country, capitalization, credit quality or maturity of individual securities held by the mutual funds and ETFs in which it invests. The mutual funds and ETFs may invest in foreign countries including emerging markets. When the sub-adviser believes market conditions for lower-quality debt are favorable, the Fund will primarily invest in mutual funds and ETFs that invest in income-producing high-yield fixed income securities commonly known as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the sub-adviser to be of similar credit quality. The sub-adviser selects mutual funds and ETFs that have high “Volatility Adjusted Returns” (“VAR”) and low risk (defined as return volatility). The sub-adviser also considers mutual fund and ETF fees, management experience and liquidity. The sub-adviser selects swap counterparties it believes to be credit worthy and does not invest more than 25% of Fund assets in swap contracts with any one counterparty.

By focusing on market conditions and VAR, the sub-adviser believes the Fund should maintain returns with lower downside volatility and risk compared to major stock market indices. The sub-adviser sells securities, and reduces swap positions and borrowing, when it believes market conditions have become unfavorable or when more attractive investments are available. Additionally, the sub-adviser may employ a long/short strategy through inverse ETFs and swaps to reduce market risk, to negate recessionary credit risk or interest rate risk. The long/short strategy seeks to enhance returns by taking short positions in sectors the sub-adviser believes are less attractive while maintaining long positions in sectors the sub-adviser believes are more attractive. The sub-adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

1

The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote.

“Steady plodding brings prosperity; hasty speculation brings poverty.”
(Proverbs 21:5, Living Bible)

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Derivatives Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market securities also tend to be less liquid.

Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

Leverage Risk: Derivatives also magnify losses because they require only a small investment relative to their notional amount. Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.

Management Risk: The sub-adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Municipal Securities Risk: Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

Mutual Fund and ETF Risk: Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Short Position Risk: The Fund’s short swap positions may result in a loss if the price of the short position instruments rise. In contrast to long positions, the potential loss on the Fund’s short swap positions is unlimited. Inverse ETFs will limit the Fund’s participation in market wide gains.

Small and Medium Capitalization Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

2

Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thespectrumfunds.com or by calling 1-866-862-9686.

Performance Bar Chart For Calendar Year Ended December 31

[insert updated chart]

Highest Quarter:	[ 3/31/2019 ]	[ 5.48%]
Lowest Quarter:	[ 12/31/2018 ]	[(2.06)%]

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2020)

Investor Class Shares	One Year	Five Year	Since Inception(1)
Return before taxes	%	%	%
Return after taxes on Distributions	%	%	%
Return after taxes on Distributions and Sale of Fund Shares	%	%	%
S&P/LSTA Leveraged Loan 100 Index(2)%		%	%
50/50 Barclays VLYHI/S&P Leveraged Loan Index(3)%		%	%
(1)	The inception date of the Fund’s Investor Class shares is December 16, 2013.
(2)	The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index and the S&P/LSTA Leveraged Loan 100 Index performance does not reflect deductions for fees, expenses or taxes.
(3)	The 50/50 Barclays VLYHI/S&P Leveraged Loan Index gives 50% weight to the Barclays VLYHI Index and 50% weight to the S&P Leveraged Loan Index. Barclays VLYHI benchmark includes publicly issued U.S. dollar denominated non-investment grade, fixed-rate taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality. The bonds are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used.) Included issues consist of only the three largest bonds from each issuer that have a minimum amount outstanding of $500 million or more (face value) and less than five years from issue date. S&P Leveraged Loan Index is designed to reflect the performance of the largest facilities in the leveraged loan market.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Advisors Preferred, LLC (“Advisors Preferred” or the “Adviser”)

Sub-Adviser: Spectrum Financial, Inc. (“Spectrum Financial” or the “Sub-Adviser”)

Sub-Adviser Portfolio Managers:

Spectrum Financial, Inc. employs a team approach to its portfolio management role as sub-adviser to the Fund. Each member of the team brings specialized skills in the area of compliance, research, and strategy development. Currently, the team has 4 individuals.

Ralph Doudera – Lead Portfolio Manager. Ralph Doudera’s role is to focus on the overall portfolio composition with an emphasis on fund selection and the perceived risk of the environment. He has served the Fund since it commenced operations in 2013.

Chris Hendrix – Assistant Portfolio Manager. Chris Hendrix’s role is focused on investment strategy development, implementation, and research. He has served the Fund since July 2020.

3

Mary Collins – Assistant Portfolio Manager. Mary Collins’ role is focused on Fund compliance in all aspects of trading restrictions. She also influences the Fund with regards to strategy structure and implementation. She has served the Fund since July 2020.

Cristin McGinnis – Assistant Portfolio Manager. Cristin McGinnis’ role is focused on strategy development, trade implementation and review, and research. She has served the Fund since July 2020.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

FUND SUMMARY

Spectrum Advisors Preferred Fund

Investment Objective: Spectrum Advisors Preferred Fund’s (the “Fund”) investment objective is long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Other Expenses		0.39%
Shareholder Service Expenses(1)	0.03%
Remaining Other Expenses	0.36%
Acquired Fund Fees and Expenses(2)%
Total Annual Fund Operating Expenses(2)%

(1)	Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended September 30, 2020, the Fund’s portfolio turnover rate was 831% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser delegates execution of the Fund’s investment strategy to a sub-adviser. The sub-adviser seeks to fulfill the Fund’s investment objective by using proprietary signals to evaluate security market conditions. The sub-adviser focuses on equities and may employ leverage in especially favorable conditions. The sub-adviser invests without restriction as to issuer market capitalization, market sector or country. In unfavorable conditions, the sub-adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents, fixed income securities, reducing leverage, and hedging.

The sub-adviser employs signal-driven short-term, intermediate-term, and long-term trading strategies focusing on various equity sectors, for example, large cap, small cap, mid cap, and emerging markets sectors. Proprietary strategy signals determine the amount of exposure to each equity sector. Implementation is made primarily through stock index futures, swaps, and on sector-representative baskets of stocks; and secondarily, through ETFs and mutual funds. Baskets of stocks are selected as a substitute for an entire sector by using beta and correlation analysis to identify a sector-tracking basket. In especially favorable conditions, the sub-adviser uses swap and futures contracts and/or borrowing to leverage the Fund’s portfolio. Also, when it believes market conditions, or certain market sector conditions are unfavorable, the sub-adviser may reduce market exposure by using a long/short strategy of buying what it believes to be the best performing assets while taking a short futures or swap position on a stock market index.

As part of its defensive strategy, the sub-adviser increases allocations to fixed income securities. The sub-adviser does not select individual fixed income securities but instead, invests the Fund’s assets in mutual funds, ETFs, swaps, and futures that primarily invest in, or are linked to, fixed income securities. The sub-adviser invests without restriction as to issuer type, capitalization, credit quality or maturity of individual securities held by the mutual funds and ETFs. These investments include high-yield fixed income securities commonly known as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the sub-adviser to be of similar credit quality.

The sub-adviser selects mutual funds and ETFs that have relatively strong recent returns and low risk (defined as return volatility). The sub-adviser also considers mutual fund and ETF size, fees, management experience and liquidity. The sub-adviser selects swap

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counterparties it believes to be credit worthy and does not invest more than 25% of Fund assets in swap contracts with any one counterparty. The sub-adviser engages in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote.

“Steady plodding brings prosperity; hasty speculation brings poverty.”
(Proverbs 21:5, Living Bible)

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Derivatives Risk: Swaps and futures are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market securities also tend to be less liquid.

Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Inverse ETF Risk: Inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. Inverse ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Derivatives also magnify losses because they require only a small investment relative to their notional amount.

Management Risk: The sub-adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Municipal Securities Risk: Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive

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the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

Mutual Fund and ETF Risk: Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Short Position Risk: The Fund’s short swap positions may result in a loss if the price of the short position instruments rise. In contrast to long positions, the potential loss on the Fund’s short swap positions is unlimited. Inverse ETFs will limit the Fund’s participation in market wide gains.

Small and Medium Capitalization Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and daily net asset value per share is available at no cost by visiting www.thespectrumfunds.com or by calling 1-866-862-9686.

Performance Bar Chart For Calendar Year Ended December 31

[insert updated chart]

Highest Quarter:	[ 3/31/2019 ]	[ 11.96%]
Lowest Quarter:	[ 12/31/2018 ]	[(12.22)%]

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2020)

Investor Class Shares	One Year	Since Inception(1)
Return before taxes	%	%
Return after taxes on Distributions	%	%
Return after taxes on Distributions and Sale of Fund Shares	%	%
S&P 500 Total Return Index(2)%		%
(1)	The Fund commenced operations on June 1, 2015.
(2)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of all dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index. The S&P 500 Total Return Index performance does not reflect deductions for fees, expenses or taxes.

Investment Adviser: Advisors Preferred LLC. (“Advisors Preferred” or the “Adviser”)

Sub-Adviser: Spectrum Financial Inc. (“Spectrum Financial” or the “Sub-Adviser”)

Sub-Adviser Portfolio Managers:

Spectrum Financial, Inc. employs a team approach to its portfolio management role as sub-adviser to the Fund. Each member of the team brings specialized skills in the area of compliance, research, and strategy development. Currently, the team has 4 individuals.

Ralph Doudera – Lead Portfolio Manager. Ralph Doudera’s role is to focus on the overall portfolio composition with an emphasis on fund selection and the perceived risk of the environment. He has served the Fund since it commenced operations in 2013.

Chris Hendrix – Portfolio Manager. Chris Hendrix’s role is focused on investment strategy development, implementation, and research. He has served the Fund since July 2020.

Mary Collins – Assistant Portfolio Manager. Mary Collins’ role is focused on Fund compliance in all aspects of trading restrictions. She also influences the Fund with regards to strategy structure and implementation. She has served the Fund since July 2020.

Cristin McGinnis – Assistant Portfolio Manager. Cristin McGinnis’ role is focused on strategy development, trade implementation and review, and research. She has served the Fund since July 2020.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:

Fund	Investment Objective
Spectrum Low Volatility Fund	Total return with lower downside volatility and risk compared to major stock market indices.
Spectrum Advisors Preferred Fund	Long term capital appreciation.

Each Fund’s investment objective may be changed by the Trust’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

Spectrum Low Volatility Fund

The Sub-Adviser uses a flexible investment approach to seek total return from capital appreciation and income from interest payments while managing downside volatility and risk. During favorable market conditions (when the Sub-Adviser believes security prices will be stable or rising) the Sub-Adviser leverages the Fund’s investment portfolio through swap contracts and/or borrowing to invest in more securities. During unfavorable market conditions, the Sub-Adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents and reducing leverage. When the Sub-Adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments.

The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund may, but is not required to be, fully invested; it may also be 100% in money market funds or other money market instruments as a defensive measure.

Spectrum Advisors Preferred Fund

The Sub-Adviser uses a flexible investment approach to seek long term capital appreciation while managing downside volatility and risk. During, favorable market conditions (when the Sub-Adviser believes equity security prices will be stable or rising) the Sub-Adviser leverages the Fund’s investment portfolio through swap and futures contracts and/or borrowing to invest in more securities. During unfavorable market conditions, the Sub-Adviser emphasizes capital preservation by increasing the Fund’s allocation to cash equivalents, fixed income securities and reducing leverage. When the Sub-Adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments.

The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund may, but is not required to be, fully invested; it may also be 100% in money market funds or other money market instruments as a defensive measure.

Economic and Technical Analysis and Risk Control Strategies

The Sub-Adviser obtains analytical data from many sources including daily monitoring of prices of stocks, bonds, oil, US dollar, gold and many other investments to determine what it believes are low risk entry and exit points for mutual funds, ETFs, futures and swaps. Information is collected and assimilated from various computer databases, newspapers, magazines, newsletters and research materials by the Sub-Adviser to develop different management strategies. Other factors considered in analysis include continuous monitoring of mutual fund, ETF, and futures performance and relative strength, technical and fundamental analysis, market sentiment, and access to other professional investment strategists. Reviews of investment strategies are done daily based on the analysis and information gathered as explained above. The Sub-Adviser views risk almost exclusively from a portfolio perspective rather than on an individual security basis. The Sub-Adviser uses mutual funds, ETFs, futures and swaps in the strategies that are relatively broadly diversified so the risk of loss to the Fund’s portfolio from any one security in the mutual fund, ETF or swap tends to be small. The technical strategies employed by the Sub-Adviser focus primarily on trend-following, momentum, relative strength and seasonal models, applied to domestic and international stock and bond markets. These are models based upon an analysis of historical price and return data. The Sub-Adviser believes that ongoing monitoring of economic and financial market conditions will allow it to identify unfavorable periods when it will seek to preserve principal during market downturns.

Risk control will attempt to be achieved through reducing leverage and increasing allocations to cash equivalents and fixed income securities. Positions will be monitored daily, and the Sub-Adviser will take action it believes will maintain portfolio risk within appropriate limits. Additionally, the Sub-Adviser may employ a long/short strategy to reduce equity market risk. The Sub-Adviser executes the short element of this strategy through inverse ETFs, swaps, or futures. When economic or market conditions warrant, a Fund may invest all or part of its assets in money market funds or other cash equivalents.

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Principal Investment Risks:

The following risks apply to the Funds directly and indirectly through the Funds’ investment in mutual funds and ETFs.

	Spectrum Advisors Preferred Fund	Spectrum Low Volatility Fund
Bond Risk	X	X
Derivatives Risk	X	X
Emerging Market Risk	X	X
Equity Risk	X
Foreign Investment Risk	X	X
Inverse ETF Risk	X
Junk Bond Risk	X	X
Leverage Risk	X	X
Management Risk	X	X
Market Risk	X	X
Municipal Securities Risk	X	X
Mutual Fund and ETF Risk	X	X
Short Position Risk	X	X
Small and Medium Capitalization Risk	X	X
Turnover Risk	X	X

Bond Risk

When the Funds invest in fixed income securities, the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Funds. As a result, interest rate risk may be heightened. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments. Bonds may become illiquid.

Derivatives Risk

The Funds may use swaps and futures to enhance returns. The Funds’ use of swaps and futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Funds. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Funds’ potential for loss and, therefore, amplify the effects of market volatility on the Funds’ share price.

Emerging Market Risk

The Spectrum Low Volatility Fund may invest a portion of its assets in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may also have relatively unstable

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governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging market countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may receive a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Risk

The NAV of the Funds will fluctuate based on changes in the value of the securities in which the Fund invests. The Spectrum Advisors Preferred Fund’s investments in equity securities are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices, in general, may decline over short or even extended periods of time, and tend to be more volatile than other investment choices. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Foreign Investment Risk

Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Because the Funds can make foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. These risks are more pronounced in emerging market countries.

Inverse ETF Risk

Inverse ETFs will prevent the Funds from participating in market-wide or sector-wide gains. Inverse ETFs may be ineffective hedging vehicles because their price changes may not be highly correlated to the Fund’s’ assets they are intended to hedge. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. For example, if an ETF’s current benchmark is 100% of the inverse of an index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (if the index goes down 5% then the ETF’s value should go up 5%). Conversely, when the value of the underlying index increases, the value of the ETF’s shares tend to decrease on a daily basis (if the index goes up 5% then the ETF’s value should go down 5%). Most inverse ETFs reset daily (meaning they aim to achieve their stated objective daily). Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect.

Junk Bond Risk

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities are considered speculative. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Funds’ share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Funds’ ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Funds’ share price. Defaulted securities, those subject to a reorganization including bankruptcy court protection may become worthless, completely illiquid or subject to lengthy legal proceedings that will delay the resolution of their value, if any.

Leverage Risk

Borrowing magnifies the potential for loss of the Funds, and therefore increases the possibility of a fluctuation in the Funds’ NAVs. This is the speculative factor known as leverage. Because the Funds’ investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Funds’ NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Funds compared with what it would have been without borrowing. Swaps also magnify losses because they require only a small investment relative to their notional amount.

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Management Risk

The Sub-Adviser’s reliance on its value strategy and its judgments about the value and potential appreciation of securities in which a Fund invests may prove to be incorrect. The ability of the Funds to meet their investment objectives is directly related to the Sub-Adviser’s proprietary investment process. The Sub-Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Funds invest may prove to be incorrect and there is no guarantee that the Sub-Adviser’s investment strategy will produce the desired results.

Market Risk

Overall fixed income market risk, including volatility, may affect the value of individual instruments in which the Funds invest. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Funds’ investments goes down, your investment in the Funds decrease in value and you could lose money.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Funds and their investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Municipal Securities Risk

Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Spectrum Low Volatility Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders.

Mutual Fund and ETF Risk

Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. In addition, because ETFs are listed on national stock exchanges and are traded like equity securities listed on an exchange, ETF shares potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Mutual funds and ETFs are subject to strategy risks depending on the nature of the fund.

Short Position Risk

A Fund’s long positions could decline in value at the same time that the value of the short swap positions increase, thereby increasing the Funds’ overall potential for loss. The Funds’ short swap positions may result in a loss if the price of the short position instruments rise and it costs more to cover the short positions. In contrast to long positions, the potential loss on the Funds’ short swap positions is unlimited. Inverse ETFs will limit the Funds’ participation in market wide gains. Market factors may prevent the Funds from closing out a short swap or inverse ETF position at the most desirable time or at a favorable price.

Small and Medium Capitalization Risk

The securities of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

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Turnover Risk

A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Funds’ return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Funds’ realized capital gains or losses, which may affect the taxes you pay as a Fund’s shareholder. The Funds’ portfolio turnover rate is expected to be above 100% annually.

Liquidity Program: The Funds may participate in the ReFlow Fund, LLC (“ ReFlow ”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase a Fund’s shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of a Fund’s shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. While ReFlow holds a Fund’s shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described under “ HOW TO REDEEM SHARES ” below. For use of the ReFlow service, the relevant Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The minimum fee rate is 0.25% of the value of a Fund’s shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. During periods of low market liquidity, fees paid to ReFlow may be higher, but cannot be meaningfully estimated. ReFlow’s purchases of a Fund’s shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. ReFlow purchases will not be subject to any investment minimum applicable to such shares. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitation or fees described in “ FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES ” below. The Adviser and Sub-Adviser believe that the program assists in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the Adviser and Sub-Adviser may also benefit.

Temporary Investments: To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments may include shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash position, there will be some duplication of expenses because the Fund pays its pro rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments or cash at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of each Fund’s policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”). Shareholders may request Fund holdings schedules at no charge by calling toll-free at 1-866-862-9686.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate NAV; impediments to trading; the inability of a Fund, the Adviser , the Sub-Adviser , and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

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Investment Adviser: Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD 20850, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of each Fund’s investment portfolio directly or through the Sub-Adviser . The Adviser is responsible for assuring each Fund’s investments are selected according to the Fund’s investment objective, policies and restrictions. Advisors Preferred was formed in 2011 and commencing 2012, provides investment advisory services to mutual funds. As of December 31, 2020, the Adviser had approximately $[1.4] billion in assets under management. Pursuant to an advisory agreement between the Fund and the Adviser , the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 2.15% of the average daily net assets with respect to the Spectrum Low Volatility Fund; and to 1.50% of the average daily net assets with respect to the Spectrum Advisors Preferred Fund . The Adviser retains 0.35% with respect to each Fund, and then pays the remainder to the Sub-Adviser.

Sub-Adviser: Spectrum Financial Inc., 272 Bendix Rd. Suite 600, Virginia Beach, VA 23452, serves as investment Sub-Adviser to the Funds. Subject to the authority and oversight of the Board of Trustees and the Adviser, the Sub-Adviser is responsible for management of the Funds’ investment portfolio. Spectrum Financial has over twenty years of experience providing investment advisory services to individuals, corporations, charities and pensions. As of December 31, 2020 , the Sub-Adviser had approximately $[_] million in assets under management. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Spectrum Financial is entitled to receive from the Adviser (not the Fund), on a monthly basis, an annual advisory fee equal to 1.80% of the average daily net assets with respect to the Spectrum Low Volatility Fund and 1.15% of the average daily net assets with respect to the Spectrum Advisors Preferred Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement and sub-advisory agreement is available in the semi-annual shareholder report for the period ended September 30, 2019, with respect to the Funds.

Sub-Adviser Portfolio Managers:

Ralph Doudera, Lead Portfolio Manager to each Fund, has served as Chief Executive Officer of the Sub-Adviser since 2003, after founding Spectrum Financial in 1988. Mr. Doudera, is a graduate of New Jersey Institute of Technology where he received an undergraduate degree in Mechanical Engineering (1969) and a Masters of Science in Management and Finance (1972) and is a graduate of Regent University where he received a Masters of Biblical Studies (1988). He was employed as an Account Executive with CIGNA Corporation for 10 years beginning in 1973, where he specialized in investment and estate planning. During this period, Mr. Doudera received his certification as Chartered Life Underwriter in 1976 and Chartered Financial Consultant in 1979 from the American College.

Mary Collins, ChFC, Assistant Portfolio Manager to each Fund, has served as President and Chief Compliance Officer of the Sub-Adviser since 2000. She began working for the Sub-Adviser as a financial planner in 1988. The scope of her duties for the Sub-Adviser include developing and maintaining corporate structure, efficient back office operations, and a comprehensive compliance program. Ms. Collins, is a graduate of Old Dominion University where she received a Bachelors of Science degree in Business Administration with a focus on corporate finance. Ms. Collins received her certification as a Chartered Financial Consultant in 1988 from the American College.

Christopher Hendrix, CMT, Assistant Portfolio Manager to the Spectrum Low Volatility Fund and Portfolio Manager to the Spectrum Advisors Preferred Fund, has served as Portfolio Manager and Investment Team Leader of the Sub-Adviser since 2007. Mr. Hendrix is a graduate of Florida State University where he received an Bachelor of Arts degree in Social Sciences and Economics. Prior to joining the Sub-Adviser he was a securities advisor with a regional brokerage firm before shifting in 1993 to a large national brokerage firm. There, he was the Senior Technical Analyst of the technical analysis department. In 2005, he established his own firm that published daily market commentaries as well as being a regular contributor to a nationwide investment industry magazine. Over the years, he has developed numerous proprietary indicators and analysis techniques that attempt to enhance portfolio returns in various investments and market cycles. Mr. Hendrix received his certification as a Chartered Market Technician from the Market Technicians Association, Inc. in 1998.

Cristin McGinnis, Assistant Portfolio Manager to each Fund, has served as Portfolio Management Analyst of the Sub-Adviser since June 2016. From March to June 2016, she was a Global Securities Operations Contractor for the America Funds family of mutual funds. From March 2012 to June 2014, she served as an Investment Analyst for the Sub-Adviser. Ms. McGinnis is a graduate of Old Dominion University where she received Bachelors of Science degree in Business Administration with a focus on finance and business management.

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of shares of the Funds.

HOW SHARES ARE PRICED

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Each Fund’s shares are sold and redeemed at NAV. The NAV of each share, on a per-class basis, is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. (Eastern Time)) on each day the NYSE is open for business. NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV) on a per-class basis. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per-class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the average of last bid and offer on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because a Fund may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when a Fund does not price their shares, the value of some of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, a Fund values any foreign securities held by the Fund at the latest closing price on the exchange on which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each mutual fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address:

Regular Mail Fund Name c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Fund Name c/o Gemini Fund Services, LLC 4221 North 203rd St., Suite 100 Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification

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is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Funds toll-free at 1-866-862-9686 for more information about a Fund’s Automatic Investment Plan.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds toll-free at 1-866-862-9686 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Share Classes: This Prospectus describes the Investor Class shares of the Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund. The Spectrum Low Volatility Fund also offers Advisor Class shares in a separate prospectus. Each class of shares in each of the Funds represents an interest in the same portfolio of investments within the respective Fund. The main differences between each class are ongoing fees. All share classes may not be available for purchase in all states.

Minimum and Additional Investment Amounts: You can open an account with a minimum initial investment of $1,000 and make additional investments, with a minimum of $500 at any time. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds. The Funds, the Adviser and the Sub-Adviser each reserves the right to waive any investment minimum.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the relevant Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

For shareholder account funds and/or transfers into a Fund, the Fund may accept securities in lieu of cash at the discretion of the Adviser or Sub-Adviser. There may be black-out periods such as near the end of a fiscal quarter or other holding or reporting periods where the Adviser or Sub-Adviser may refuse to accept securities into a Fund from new or existing Shareholders. Any tax issues resulting from the exchange of securities into a Fund in lieu of cash are the responsibility of the shareholder.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the relevant Fund receives your application or request in good order. All requests received in good order by the Fund by the close of regular trading on the NYSE will be processed on that same day. Requests received after close of regular trading on the NYSE will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund and Class of shares;

•         the dollar amount of shares to be purchased;

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•         a completed purchase application or investment stub; and

•         check payable to the relevant Fund

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds toll-free at 1-866-862-9686 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Fund Name c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Fund Name c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the relevant Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call toll-free 1-866-862-9686. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $25,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Funds’ toll-free at 1-866-862-9686 for more information about the Automatic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

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Each Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. Each Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•                     The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•                     The request must identify your account number;

•                     The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•                     If you request that the redemption proceeds to be sent to a person, bank or an address other than that of record or paid to someone other than the records owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the relevant Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•                     you request a redemption to be made payable to a person not on record with the Fund;

•                     you request that a redemption be mailed to an address other than that on record with the Fund;

•                     the proceeds of a requested redemption exceed $50,000;

•                     any redemption that is transmitted by federal wire transfer to a bank other than the bank of record; or

•                     your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the relevant Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing that they consider abusive (i.e., trading for short-term speculation). Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting a Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for disruptive market timing trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. Each Fund currently uses several methods to reduce the risk of disruptive market timing. These methods include:

•         Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to a Fund’s “Market Timing Trading Policy;” and

•         Reject or limit specific purchase requests; and

•         Reject purchase requests from certain investors

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Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser, Sub-Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases into the Fund. The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in disruptive market timing trading activities. Neither the Funds nor the Adviser nor Sub-Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser or Sub-Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with a Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, each Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be disruptive market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is disruptive market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser or Sub-Adviser, the service providers may take immediate action to stop any further short-term trading by such participants. The Reflow liquidity program is not subject to the market timing limits described above.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

The Spectrum Low Volatility Fund intends to distribute substantially all of its net investment income at least quarterly, and net capital gains annually. The Spectrum Advisors Preferred Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the relevant Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor: Ceros Financial Services, Inc. (“ Ceros ”), 1445 Research Blvd., Suite 530, Rockville, MD 20850, is the distributor for the shares of the Fund. Ceros is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“ FINRA ”). Ceros and the Adviser are affiliates because they are under common control. Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries : The Funds’ distributor, its affiliates, and the Funds’ Adviser and Sub-Adviser and their affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll-free at 1-866-862-9686 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds for the period of the Funds’ operations. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Investor Class shares of the Funds (assuming reinvestment if all dividends and distributions). This information for the Funds has been derived from the financial statements audited by the Funds’ Independent Registered Public Accounting Firm, [___], whose report, along with the Funds’ financial statements, is included in the Funds’ September 30, 2020 annual report, which is available upon request and is incorporated by reference in the SAI.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016

Net asset value, beginning of year	$21.72	$21.35	$22.58	$22.16	$19.88

Activity from investment operations:
Net investment income (loss )(1)	0.03	0.02	0.02	(0.04)	(0.06)
Net realized and unrealized gain on investments, swaps and futures contracts	3.89	1.04	0.21	2.35	2.62
Total from investment operations	3.92	1.06	0.23	2.31	2.56
Less distributions from:
Net investment income	(0.52)	(0.69)	(1.01)	(1.39)	(0.28)
Net realized gains	(0.33)	—	(0.45)	(0.50)	—
Total distributions	(0.85)	(0.69)	(1.46)	(1.89)	(0.28)

Net asset value, end of year	$24.79	$21.72	$21.35	$22.58	$22.16

Total return(2)	18.76%	5.12%	1.06%	11.32%	13.04%

Net assets, end of year (000s)	$239,393	$82,195	$66,725	$65,313	$34,875

Ratio of expenses to average net assets,
net of fee waivers(3)	2.51%	2.53%	2.53%	2.54%	2.55%
before fee waivers(3)	2.51%	2.53%	2.53%	2.54%	2.57%

Ratio of net investment income (loss) to average net assets(3,4)	0.14%	0.08%	0.10%	(0.20)%	(0.24)%
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Portfolio Turnover Rate	389%	675%	438%	319%	649%
______________________________
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Assumes reinvestment of all dividends and distributions if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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FINANCIAL HIGHLIGHTS

Spectrum Advisors Preferred Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2020		September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016

Net asset value, beginning of year	$ 23.64		$ 23.83	$ 21.95	$ 19.46	$ 18.61

Activity from investment operations:
Net investment income (loss )(1)	(0.09)		0. 02	(0.15)	0. 09	(0. 12)
Net realized and unrealized gain (loss) on investments, swaps and future contracts	3.95		0.60	2. 93	2.51	1. 10
Total from investment operations	3.86		0.62	2. 78	2.60	0.98
Less distributions from:
Net investment income	(0.17)		(0. 18)	(0. 29)	(0. 11)	(0.13)
Net realized gains	—		(0. 45)	(0.61)	—	—
Return of capital	—		(0.18)	—	—	—
Total distributions	(0.17)		(0. 81)	(0. 90)	(0. 11)	(0.13)

Net asset value, end of year	$ 27.33		$ 23.64	$ 23.83	$ 21.95	$ 19.46

Total return(2)	16.46%		2.89%	13. 07%	13.39%	5.31%

Net assets, end of year/period (000s)	$ 13,338		$ 12,682	$ 11,427	$ 7,350	$ 4,321

Ratio of expenses to average net assets (3)	1.89%		1. 83%	1. 81%	1. 86%	1. 95%

Ratio of net investment income (loss) to average net assets (3,4)	(0.36)%		0. 08%	(0.65)%	0. 45%	(0. 66)%

Portfolio Turnover Rate	831%	%	360%	269%	260%	228%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year .
(2)	Assumes reinvestment of all dividends and distributions if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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PRIVACY NOTICE

Rev. MAY 2014
FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

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Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

  Open an account
  Provide account information
  Give us your contact information
  Make deposits or withdrawals from your account
  Make a wire transfer
  Tell us where to send the money
  Tells us who receives the money
  Show your government-issued ID
  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  Sharing for affiliates’ everyday business purposes – information about your creditworthiness
  Affiliates from using your information to market to you
  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Advisors Preferred Trust doesn’t jointly market.

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Spectrum Advisors Preferred Fund

Spectrum Low Volatility Fund

Adviser	Advisors Preferred LLC 1445 Research Blvd. Suite 530 Rockville, MD 20850	Distributor	Ceros Financial Services, Inc. 1445 Research Blvd. Suite 530 Rockville, MD 20850
Sub-Adviser	Spectrum Financial Inc. 272 Bendix Road Suite 600 Virginia Beach, VA 23452	Legal Counsel	Thompson Hine LLP 41 South High Street 17th Floor Columbus, OH 43215
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 151 N. Franklin St. Suite 575 Chicago, IL 60606	Transfer Agent	Gemini Fund Services, LLC 4221 North 203rd St Suite 100 Elkhorn, NE 68022-3474
Custodian	U.S. Bank N.A. 425 Walnut Street Cincinnati, OH 45202

Additional information about the Funds is included in the Funds’ SAI dated February 1, 2021, as supplemented from time to time. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-866-862-9686. You may also access this information by visiting www.thespectrumfunds.com or writing to:

Regular Mail Fund Name c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Fund Name c/o Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22756

Spectrum Advisors Preferred Fund

Investor Class Shares SAPEX

Spectrum Low Volatility Fund

Investor Class Shares SVARX

Advisor Class Shares SVASX

EACH A SERIES OF ADVISORS PREFERRED TRUST

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2021

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus for the Investor Class shares of the Spectrum Advisors Preferred Fund and Spectrum Low Volatility Fund (each a "Fund" and collectively the "Funds") dated, February 1, 2021, as supplemented from time to time, and the Advisor Class shares of the Spectrum Low Volatility Fund dated February 1, 2021, as supplemented from time to time. The Funds' Prospectuses each dated February 1, 2021 (and each as supplemented from time to time) are incorporated herein by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Fund's Transfer Agent, Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 or by calling 1 866 862 9686. You may also obtain a prospectus by visiting www.thespectrumfunds.com.

DESCRIPTION OF THE TRUST AND FUNDS

Each Fund is a diversified series of Advisors Preferred Trust (the "Trust). The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated August 15, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Funds is Advisors Preferred LLC (the "Adviser"). The investment sub-adviser to the Funds is Spectrum Financial, Inc. (the "Sub-Adviser").

The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder. The Funds may issue an unlimited number of shares of beneficial interest in one or more share classes. The Spectrum Advisors Preferred Fund offers Investor Class Shares, the Spectrum Low Volatility Fund offers Investor Class and Advisor Class shares. Currently, Advisor Class shares are not available for purchase. Generally, all shares of each Fund have equal rights and privileges, except for class-specific features, rights and expenses. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Funds are subject to involuntary redemption if the Trustees determine to liquidate the Funds. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "How to Purchase Shares" and "How Shares are Priced" in the Prospectus and "Pricing of Shares" in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

The investment descriptions below apply to the funds but are referred to in the fund singular for convenience.

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques the Fund may use, as described in the Principal Investment Risks summary in the Prospectus. Additional non-principal strategies and risks also are discussed here.

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations ("CDOs"). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a

2

bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading, for example, on the New York Stock Exchange ("NYSE"), the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or Sub-Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value ("NAV") per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

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Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund considers corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody's, or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not, therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser or Sub-Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund. The Fund's investments in debt instruments may be in the form of a zero-coupon bond or other original issue discount ("OID") instruments. The following risks are created by investing in OID instruments.

a) The higher interest rates of OID instruments reflect the payment deferral and credit risk associated with them. Investors in the Fund share the risks and rewards of OID and market discount. These risks, however, are not shared by the Adviser and Sub-Adviser, who in the case of payment-in-kind ("PIK") loans, collect higher asset-based fees with no deferral of cash payments and no repayment obligation to the Fund if any of these loans are uncollectible.

b) OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

c) OID instruments generally represent a significantly higher credit risk than coupon loans.

d) OID income received by the Fund may create uncertainty about the source of the Fund's cash distributions. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by shareholders, Section 19(a) of the Investment Company Act of 1940 (the "1940 Act") does not require that shareholders be given notice of this fact by reporting it as a return of capital.

e) In the case of PIK debt, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the management fee at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

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Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser or Sub-Adviser. As a result, the return and NAV of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as

5

much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange-Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS,SM Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50 and Fortune 50. Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price IndexTM ("S&P 500 Index"). SPDRs trade on the NYSE Arca under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the NYSE Arca under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust's shares trade on the NYSE Arca under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the NYSE Arca under the symbol QQQ. The iShares are managed by BlackRock ("BlackRock"). They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclay's Capital U.S. Aggregate Index and the Barclay's Capital 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly-traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index. BlackRock offers six iShares fixed income ETFs that track a particular Barclay's Capital bond index. ETFs (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in investment companies, see "Investments in Other Investment Companies" below.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund's manager believes it is in the fund's interest to do so. A fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Securities

Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly-available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, commodity, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities as well as commodities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund may invest in futures traded on a foreign exchange, which may be subject to fewer regulations and investors protections.

The Fund may at times engage in futures transactions for hedging purposes or to enhance returns. This means that a purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security or other reference asset; or to seek outright returns. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

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If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's or Sub-Adviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes and to seek returns.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments or reference asset, such as a commodity. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which

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it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments or reference asset, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments or reference asset and the time remaining until expiration of the contract. Those factors may affect securities or commodity prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities or commodities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

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Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Cover for Futures Contracts

Transactions involving futures contracts expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in other futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily. The Fund may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund's coverage requirements.

Forward Contracts

The Fund may use forward contracts to achieve substantially similar strategies as those executed using futures contracts. A forward contract is an obligation to purchase or sell an asset at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the asset at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund may engage in forward contracts for hedging or investment purposes. Forward contracts are not traded on regulated exchanges and incur the risk of default by the counter party to the transaction.

Foreign Currency Transactions

The Fund may enter into foreign currency futures contracts and forward currency contracts to hedge or seek returns. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates or as an investment strategy. Forward currency contracts are not traded on regulated commodities exchanges. A Fund entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when the Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Fund values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not

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charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies

The Fund may invest in call and put options on domestic and foreign securities and foreign currencies. The Fund may purchase and write call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated, or as an investment strategy. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Fund will purchase options on foreign currencies for hedging purposes and may also speculate in options on foreign currencies. The Fund may invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will typically purchase exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

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The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser or Sub-Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Fund may enter into a swap agreement in circumstances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

 The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Regulation as a Commodity Pool Operator

The Adviser, with respect to the Spectrum Low Volatility Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool operator.

The Spectrum Advisors Preferred Fund is a "commodity pool" under the U.S. Commodity Exchange Act. With respect to the Fund the Adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC"). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to the Fund.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the rating agencies (e.g., BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed,

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or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower-rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund's investments in lower-rated securities.

High-yield, high-risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

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These are bonds commonly sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., including Section 3(c)(1) and (7) funds because they have not been registered under the 1933 Act, and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely-tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Trust's Board, the Fund's Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) dealer undertakings to make a market in the security; (v) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (vi) the rating of the security and the financial condition and

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prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (a) is not traded flat or in default as to principal and interest, and (b) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank, if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Generally, under Section 12(d) (1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d) (1) (F) of the 1940 Act allows the Fund to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition

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not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser or Sub-Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

While the Fund is subject to the 3% Limitation with respect to ETFs and other mutual funds as described above, an ETF or other mutual fund may have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund's purchase of that fund's shares, provided the fund and the Fund take appropriate steps to comply with any conditions in such an SEC exemptive order.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"). MBS represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential MBS have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage

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loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations. ("CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets").

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

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The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally-chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of

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the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system ("FHLB") was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world's largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB's central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are

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obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Fund may utilize call and put options, on securities and/or futures, to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser's or Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's NAV per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund's custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller if such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss

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on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund's objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser or Sub-Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Publicly Traded Partnerships

The Fund may invest in publicly traded partnerships ("PTPs"). PTPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys unit in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may "roll up" into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt. A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids

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double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP's which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Income Trusts

The Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the "unitholders." Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or "trust units" are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit's market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long-term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Real Estate Investment Trusts

The Fund may invest in Real Estate Investment Trusts ("REITs"), equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading;
•	more abrupt or erratic price movements than larger company securities; and
•	in addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Sub-Adviser to be creditworthy. The Adviser or Sub-Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other

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default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act. At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser or Sub-Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser or Sub-Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's or Sub-Adviser's anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur fees and other transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury

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security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

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Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser or Sub-Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's or Sub-Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or Sub-Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Portfolio Turnover

A Fund may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes. Each Fund's portfolio turnover rate may vary and may exceed 100%.

Fund's Portfolio Turnover	Fiscal Year Ended 9-30-19	Fiscal Year Ended 9-30-20
Spectrum Low Volatility Fund	675%	389%
Spectrum Advisors Preferred Fund	360%	831%
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Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental") (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI , the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to be similar to the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts on commodities, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

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Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI, the Funds are two of sixteen series in the "Fund Complex." The Board will generally meet at least four times a year to review the progress and status of the Funds.

Board Leadership Structure

The Trust is led by Catherine Ayers-Rigsby, who has served as the Chairperson of the Board and President since November 2012. Ms. Ayers-Rigsby is an interested person of the Trust under the 1940 Act by virtue of her status as an interested person (officer) of the Trust's investment adviser and its principal underwriter. The Board of Trustees is comprised of two interested person Trustees ("Interested Trustees") and three independent Trustees, those who are not interested persons of the Trust under the 1940 Act ("Independent Trustees"). The Independent Trustees have not selected a Lead Independent Trustee. Additionally, because certain 1940 Act governance guidelines may apply to the Trust from time to time, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairperson of the Board, in her capacity as a Trustee and officer is generally responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have an executive Chairperson of the Board, who also serves as President (principal executive officer) and who is seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that the Chairperson, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Fund and each shareholder because of the Board's collective business acumen and strong understanding of the regulatory framework under which investment companies must operate.

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Board Risk Oversight

The Board of Trustees is comprised of two Interested Trustees and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Ms. Ayers-Rigsby has over 25 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. Brian S. Humphrey has over a decade of business experience in the financial services technology industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Felix Rivera has over 20 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. David Feldman has over two decades of business experience in the financial services industry and brokerage business and is familiar with the regulatory framework and restrictions under which a fund must operate. Mr. Charles R. Ranson has more than 20 years' experience in strategic analysis and planning, risk assessment, and capital formation in the operation of complex organizations and entrepreneurial ventures. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (Since 2003)	16	Northern Lights Fund Trust IV (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011)	16	Centerstone Investors Trust (since 2016), BlueArc Multi-Strategy Fund (Nov. 2014 to Jan. 2018)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	16	None
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1 Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

2 The "Fund Complex" consists of the series of the Trust

The following table provides information regarding each Trustee and Officer who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 Years
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc. (broker/dealer) (since August 2009); CEO, AtCap Partners, LLC, (investment adviser) (since July 2011)	16	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc. (since January2011);	16	None
Christine Casares Born: 1975	Treasurer	Indefinite; since May 2019	Vice President, Tax Administration, Gemini Fund Services, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2014 – January 2016)	N/A	N/A
Angela Holland Born: 1970	Chief Compliance Officer	Indefinite; since July 2020

Chief Compliance Officer, Ceros Financial Services, Inc. (Jan. 2016 to Present), Sales Supervisor/AML Compliance Officer, Ceros Financial Services, Inc. (April 2012 – January 2016);

Compliance Manager, Advisors Preferred, LLC (April 2012 to Present);

Compliance Manager, AtCap Partners, LLC (investment adviser) (April 2012 to Present)

				N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; Since November 2012	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since February 2017); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016)	N/A	N/A

1 Unless otherwise specified, the address of each Trustee and Officer is c/o Advisors Preferred Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

2 The "Fund Complex" consists of the series of the Trust.

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The Trust's Audit Committee consists of Mr. Ranson, Mr. Rivera and Mr. Feldman. The Audit Committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Funds' financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds' independent auditors and the full Board of Trustees. None of the audit committee members are "Interested" as defined in the 1940 Act. During the fiscal year ended September 30, 2020, the Audit Committee met 6 times.

The Trust does not have a nominating committee, but the Audit Committee will perform nominating committee functions, when and if needed. The Trust does not intend to accept trustee nominations submitted by shareholders, except as may be required by law. Presently, there is no legal requirement to accept trustee nominations submitted by shareholders.

Compensation

Each Trustee who is not affiliated with the Trust, Adviser or Sub-Adviser receives $30,000 per plus $2,500 per meeting for certain special meetings. The foregoing compensation will be paid in quarterly payments and per special meeting. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2020. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex* Paid to Directors
Charles R. Ranson	$32,500	None	None	$32,500
Felix Rivera	$32,500	None	None	$32,500
David Feldman	$32,500	None	None	$32,500
Catherine Ayers-Rigsby	None	None	None	None
Brian S. Humphrey	None	None	None	None

*The term "Fund Complex" refers to Advisors Preferred Trust and its series.

Trustee and Management Ownership

As of December 31, 2020, the Trustees beneficially owned the following amounts in the Funds and Fund Complex, respectively:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Charles R. Ranson	[None]	[None]
Felix Rivera	[None]	[None]
David Feldman	[None]	[None]
Catherine Ayers-Rigsby	[None]	[$50,001 - $100,000]
Brian S. Humphrey	[None]	[$10,001 - $50,000]

As of December 31, 2020, the Trustees, as a group, owned less than [1.00%] of the Funds outstanding shares and less than [1.00%] of the Fund Complex's outstanding shares.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds; the Trust, Distributor, Adviser and the Sub-Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of their respective Code. The personnel of the Trust, Adviser and the Sub-Adviser are permitted to purchase securities and instruments including those that may be purchased, held or sold by the Funds, subject to the Code of Ethics.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser or Sub-Adviser. As of [___], 2021 the Trustees and officers as a group owned less than 1% of each Fund shares.

As of [___], 2021, the following shareholders of record owned 5% or more of the outstanding shares of the Spectrum Low Volatility Fund and the Advisors Preferred Fund:

Fund Name	Name & Address of Beneficial(B)/Rerecord (R) Owner	Percentage of Fund by Investor Class Shares
Spectrum Low Volatility Fund –Investor Class Shares	[National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310 (R )]	%
Spectrum Advisors Preferred Fund - Investor Class Shares	[National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310 ®]	%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Advisors Preferred LLC (the "Adviser") to serve as investment adviser to the Funds. The Adviser is wholly-owned by DGB Holdings, LLC ("DGB"), a Delaware limited liability company. DGB controls the Adviser.

Subject to the supervision and direction of the Trustees, the Adviser manages each Fund's securities and investments (directly or through a Sub-Adviser) in accordance with the Fund's stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund. The fee paid to the Adviser is governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser. Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the average daily net assets with respect to the Spectrum Advisors Preferred Fund and 2.15% of the average daily net assets with respect to the Spectrum Low Volatility Fund. The Adviser retains 0.35% from each Fund and then pays the remainder to the Sub-Adviser.

The Adviser earned the following fees from each Fund during the past three fiscal years ended September 30:

Fund Name	2020	2019	2018
Spectrum Low Volatility Fund	$2,482,830	$1,583,188	$1,459,760
Spectrum Advisers Preferred Fund	$196,646	$176,215	$137,082

Under the Management Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the relevant Fund's current Prospectus and SAI, and subject to such further

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limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall, directly or through a Sub-Adviser, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by a Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser and/or any Sub-Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser or Sub-Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Trust with all necessary office facilities and Adviser personnel for assisting in the servicing each Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Management Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on March 28, 2019 and approved by shareholders on June 28, 2019.

The Management Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the relevant Fund. The Management Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

Sub-Adviser

The Trustees and Adviser have selected Spectrum Financial, Inc. ("Spectrum Financial" or the "Sub-Adviser") as the investment Sub-Adviser to the Funds. Ralph Doudera, Chief Executive Officer of the Sub-Adviser, owns more than 25% of the Sub-Adviser and is deemed to control the Sub-Adviser.

Subject to the supervision and direction of the Trustees and the Adviser, the Sub-Adviser manages each Fund's securities and investments in accordance with the respective Fund's stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the relevant Fund. The fee paid to the Sub-Adviser is governed by an investment sub-advisory management agreement ("Sub-Advisory Agreement") between the Adviser and Sub-Adviser. Pursuant to the Sub-Advisory Agreement between the Adviser and Spectrum Financial, the Sub-Adviser is entitled to receive from the Adviser (not the Funds), on a monthly basis, an annual advisory fee equal to 1.80% of the average daily net assets with respect to the Spectrum Low Volatility Fund; and 1.15% of the average daily net assets with respect to the Spectrum Advisors Preferred Fund.

The Sub-Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the relevant Fund. The Sub-Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the relevant Fund's outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment. The Sub-Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on March 29, 2019 and approved by shareholders on June 28, 2019.

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As of September 30, 2020, Mr. Doudera was responsible for the management of the following other types of accounts (other than the Funds):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies(1)	[1]	[$54.8 million]	[none]	[none]
Other Pooled Investment Vehicles	[0]	[$0]	[none]	[none]
Other Accounts	[100]	[$33.0 million]	[none]	[none]

(1) Mr. Doudera is also the founder, CEO and investment manager of Hundredfold Advisors, LLC which acts as a sub advisor to the Hundredfold Select Alternative Fund, with total assets of $54.8 million.

As of September 30, 2020, Mr. Hendrix was responsible for the management of the following other types of accounts (other than the Funds):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[0]	[$0]	[0]	[$0]
Other Pooled Investment Vehicles	[0]	[$0]	[0]	[$0]
Other Accounts	[0]	[$0]	[0]	[$0]

As of September 30, 2020, Ms. Collins was responsible for the management of the following other types of accounts (other than the Funds):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[0]	[$0]	[0]	[$0]
Other Pooled Investment Vehicles	[0]	[$0]	[0]	[$0]
Other Accounts	[0]	[$0]	[0]	[$0]

As of September 30, 2020, Ms. McGinnis was responsible for the management of the following other types of accounts (other than the Funds):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[0]	[$0]	[0]	[$0]
Other Pooled Investment Vehicles	[0]	[$0]	[0]	[$0]
Other Accounts	[0]	[$0]	[0]	[$0]

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Conflicts of Interest

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, the Adviser and Sub-Adviser each utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The portfolio managers' compensation is based on salary, discretionary bonus and in the case of Mr. Doudera, a share of the profits of the Sub-Adviser. The portfolio managers' compensation is not tied to the performance of the Funds.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Funds for the fiscal year ended September 30, 2020, or as indicated.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Spectrum Low Volatility Fund	Dollar Range of Equity Securities in the Spectrum Advisors Preferred Fund
Ralph Doudera	[Over $1,000,000]	[None]
Chris Hendrix	[None]	[$50,001 - $100,000]
Mary Collins	[$100,001 - $500,000]	[$50,001 - $100,000]
Cristin McGinnis	[None]	[None]

Distributor

Ceros Financial Services, Inc. (the "Distributor"), 1445 Research Blvd., Suite 530, Rockville, MD 20850 serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor and the Adviser are affiliates because they are under common control. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Funds' shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Funds shares, will use its reasonable efforts to distribute each Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated by the relevant Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the

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Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended September 30, 2020.

Fund Name	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Spectrum Low Volatility Fund	$0	$0	$	$
Spectrum Advisors Preferred Fund	$0	$0	$	$

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Spectrum Low Volatility Fund's Advisor Class shares (the "Rule 12b-1 Plan") pursuant to which the Fund pays fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Rule 12b-1 Plan, these shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund's average net assets attributable to the Fund's Advisor Class shares compensation for the Distributor providing account maintenance and distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of the Fund's shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser and Sub-Adviser may be compensated by the Distributor for their distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended by the Fund pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding shares of the Fund.

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The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting shares of the respective Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the relevant Fund at any time upon not more than sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Under the Rule 12b-1 Plan, the Fund may pay the distributor (or other parties) for distribution-related activities including: costs of advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, interest, carrying, or other financing charges and activities intended to promote sales of Investor Class or Advisor shares. The 12b-1 Plan is a compensation-style plan that pays the distributor an asset based fee rather than reimbursing the distributor for actual expenses incurred. The Fund anticipates that the Rule 12b-1 Plan will result in increased sales of shares, which may produce certain economies of scale for shareholders.

Effective February 1, 2017, the Trust's Board of Trustees, including a majority of the Rule 12b-1 Trustees, approved the termination of the Rule 12b-1 Plan with respect to the Investor Class shares of the Spectrum Advisors Preferred Fund.

Custodians

U.S. Bank N.A., 425 Walnut Street, Cincinnati, OH 45202, serves as the Funds' custodian ("Custodian"). The Custodian acts as the Funds' depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the relevant Fund's request and maintains records in connection with its duties. National Financial Services, LLC, located at 245 Summer Street Boston, MA 02210 serves as a limited purpose custodian to hold some or all of the Funds' holdings of other mutual funds.

Fund Services

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the "Agreement"), subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

On February 1, 2019 NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Compliance Services, LLC (collectively, the "Gemini Companies", sold its interest in the Gemini Companies to a third party private equity firm that

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contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the "Ultimus Companies"). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

A revised Agreement became effective on January 8, 2018 with respect to the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund. The Agreement remains in effect for three years from the applicable effective date for each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days' written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including for each Fund: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor each Fund's holdings and operations for post-trade compliance with the Trust's registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily NAV; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust's Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund's independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Funds; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds' Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds by GFS under the Agreement, each Fund pays GFS a unitary administration fee which scales downward upon net assets for all ordinary services required in the

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operation of the Funds ("Operational Services"). Operational Services include all fund accounting, fund administration, transfer agency, routine fund legal fees, audit fees, regulatory document filing, printing and postage costs, state registration fees, custody fees, and insurance premiums. Operational Services are exclusive of advisory fees, distribution fees, shareholder servicing fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses of the Funds, expenses of other investment companies in which the Funds may invest, and extraordinary expenses such as litigation.

For the fiscal years ended September 30 the Funds paid to GFS fees as indicated below:

Name of Fund	2020	2019	2018
Spectrum Low Volatility Fund		$$261,529	$243,824
Spectrum Advisors Preferred Fund		$$35,749	$27,412

Independent Registered Public Accounting Firm

The firm of Cohen & Company, Ltd., 151 N. Franklin St., Suite 575, Chicago, IL 60606, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending September 30, 2021. It will perform an annual audit of each Fund's financial statements and provides financial, tax and accounting services as requested.

Legal Counsel

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as the Trust's legal counsel.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for each Fund's portfolio decisions and the Adviser is responsible for placing most portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser typically selects Ceros Financial Services, Inc., an affiliated broker/dealer to execute securities transactions, while transactions for futures and other derivatives are executed with non-affiliated brokers. In executing transactions through its affiliated broker/dealer, the Adviser will at all times comply with SEC Rule 17e-1 under the 1940 Act.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds' shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

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Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser or Sub-Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser or Sub-Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser and/or Sub-Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser or Sub-Adviser of performing its duties to the Funds.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Funds and another of the Adviser's clients seeks to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund or Funds because of the increased volume of the transaction. If the entire blocked order is not filled, the relevant Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the relevant Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

For the fiscal years ended September 30 indicated below the Funds paid brokerage commissions on transactions as follows, all of which was paid to Ceros Financial Services, Inc., the Funds' Distributor:

Fiscal Year 2018	Brokerage Commissions	Total Amount of Securities Transactions
Spectrum Low Volatility Fund	$10,942	$224,028,747
Spectrum Advisors Preferred Fund	$3,233	$32,807,629
Fiscal Year 2019	Brokerage Commissions	Total Amount of Securities Transactions
Spectrum Low Volatility Fund	$38,912	$384,069,660
Spectrum Advisors Preferred Fund	$7,636	$60,518,990

Fiscal Year 2020	Brokerage Commissions	Total Amount of Securities Transactions
Spectrum Low Volatility Fund	$	$
Spectrum Advisors Preferred Fund	$	$

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in the annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the relevant Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of a Fund without

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regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). A Fund may also, from time to time, list the Fund's top ten holdings on its website. A Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the relevant Fund has filed a Form N-CSR or Form N-PORT with the SEC. The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Adviser, Distributor, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Funds. The Adviser, Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. Each Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or Sub-Advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Adviser, the Sub-Adviser, the Distributor, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about a Fund's portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, Sub-Adviser or any affiliated person of the Fund, Adviser or the Sub-Adviser. Additionally, the Adviser, the Sub-Adviser and any affiliated persons of the Adviser or Sub-Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. The Funds' Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. "Conditions of Confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with each Fund's Adviser, Sub-Adviser, Distributor, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about a Fund's portfolio holding and the duty not to trade on the non-public information. Each Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer (the Trust's Chief Compliance Officer), an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Funds' Transfer Agent has established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the NAV of a Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, a Fund's domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund's fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A

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security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund's calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund's fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund's NAV by short-term traders. In addition, because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of aFund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the NYSE is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid

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and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund's calculation of its NAV Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

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Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV value per share plus sales charges, if any. In addition to issuing shares in exchange for cash, a Fund may issue shares in exchange for securities (in kind) at its discretion.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust's Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Spectrum Funds

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Redemption of Shares

Each Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times including:

(a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, the certificates of corporate authority and waiver of tax required in some states when settling estates.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

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Each Fund discourages and does not accommodate frequent purchase and redemption Fund shares, commonly referred to as market timing that it considers abusive. Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy requiring the Fund's transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity. The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund.

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by a Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Pricing of Shares

Fund shares are valued (per-class NAV per share) at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. For a description of the methods used to determine the NAV, see "How Shares Are Priced" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of 4:00 p.m. (or earlier if the NASDAQ closes early). Lacking a last sale price, an equity security is generally valued by the pricing service at the mean of the last bid and ask price as of 4:00 p.m. (or earlier if the NASDAQ closes early). When market quotations are not readily available, when the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations available as of the NYSE close, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

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The Funds do not intend to redeem shares in any form except cash. Each Fund reserves the right to honor requests for redemption or repurchase orders made by shareholders during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request in excess of the amount is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning if the 90-day period). The securities will be chosen by the respective Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the relevant Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be

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engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain

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and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect Tax Payer Identification Number ("TIN") or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by a Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receive any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and

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mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of a Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with

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respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser, or its delegate. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with Adviser's proxy voting policies. The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser's proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund's vote will be cast.

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The Adviser's policies and procedures are attached as Appendix A.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-866-862-9686. The information also will be available on the SEC's website at www.sec.gov. In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-866-862-9686 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The Funds' financial statements and report of the independent registered public accounting firm required to be included in the SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended September 30, 2020. You can obtain a copy of the financial statements contained in the Funds' Annual or Semi-Annual Report without charge by calling the Funds at 1-866-862-9686 or by visiting www.thespectrumfunds.com.

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Adviser will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s). The Adviser's primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Adviser will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser's votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Proxies

1.	All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

a)	A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

b)	The Operations Unit will determine which of the Advisory Clients holds the security to which the proxy relates;

c)	Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust II. These funds invest in other investment companies that are not affiliated ("Underlying Funds") and are required by the Investment Company Act of 1940, as amended (the "1940 Act") Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

d)	Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.
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e)	If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between the Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.
2	If a conflict is identified and deemed "material" by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3	With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients in order to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:
(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Disclosure of Procedures

A summary of the above proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures, and any amendments thereto;

2. A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available;

3. A record of each vote that the Adviser casts;

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4.	A copy of any document that the Adviser created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and
5.	A copy of each written request for information on how the Adviser voted such client's proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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PART C

OTHER INFORMATION

Item 28. Exhibits.

a)	Articles of Incorporation.
i.	Registrant’s Agreement and Declaration of Trust, filed as an exhibit to the Registrant’s Registration Statement on September 28, 2012, is hereby incorporated by reference.
ii.	Registrant’s Certificate of Trust, filed as an exhibit to the Registrant’s Registration Statement on September 28, 2012, is hereby incorporated by reference.
b)	By-Laws. Registrant’s By-Laws, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, are hereby incorporated by reference.
c)	Instruments Defining Rights of Security Holder.

None other than in the Declaration of Trust and By-Laws of the Registrant.

d)	Investment Advisory Contracts.
i.	Investment Advisory Agreement between the Trust and Advisors Preferred LLC filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
ii.	Management Agreement between the Trust and Advisers Preferred, LLC with respect to GBSF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on October 28, 2019, is hereby incorporated by reference.
iii.	Management Agreement between the Trust and Advisers Preferred, LLC with respect to GBSP Fund Limited filed as an exhibit to the Registrant’s Registration Statement on October 28, 2019, is hereby incorporated by reference.
iv.	Investment Advisory Agreement between the Trust and Advisors Preferred, LLC with respect to Hundredfold Select Alternative Fund Limited filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
v.	Investment Advisory Agreement between the Trust and Advisors Preferred, LLC with respect to QEPF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on November 27, 2019, is hereby incorporated by reference.
vi.	Sub-Advisory Management Agreement between Advisors Preferred LLC and Price Capital Management, Inc. with respect to OnTrack Core Fund, filed as an exhibit to the Registrant’s Registration Statement on October 28, 2019, is hereby incorporated by reference.
vii.	Sub-Advisory Management Agreement between Advisors Preferred LLC and Flexible Plan Investments, Ltd. filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
viii.	Sub-Advisory Management Agreement between Advisers Preferred, LLC and Flexible Plan Investments, Ltd. with respect to GBSF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on November 27, 2019, is hereby incorporated by reference.
ix.	Sub-Advisory Management Agreement between Advisers Preferred, LLC and Flexible Plan Investments, Ltd. with respect to GBSP Fund Limited filed as an exhibit the Registrant’s Registration Statement on November 27, 2019, is hereby incorporated by reference.
x.	Sub-Advisory Management Agreement between Advisers Preferred, LLC and Flexible Plan Investments, Ltd. with respect to QEPF Fund Limited filed as an exhibit to the Registrant’s Registration Statement on November 27, 2019, is hereby incorporated by reference.
xi.	Investment Sub-Advisory Agreement between Advisors Preferred, LLC and Hundredfold Advisors, LLC with respect to Hundredfold Select Alternative Fund filed as an exhibit to the Registrant’s filing on Registration Statement on August 9, 2019, is hereby incorporated by reference.
xii.	Investment Sub-Advisory Agreement between Advisors Preferred, LLC and Hundredfold Advisors, LLC with respect to Hundredfold Select Alternative Fund Limited filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
xiii.	Sub-Advisory Management Agreement between Advisors Preferred LLC and Spectrum Financial Inc. with respect to Spectrum Advisors Preferred Fund and Spectrum Low Volatility Fund filed as an exhibit to the Registrant's Registration Statement on October 28, 2019, is hereby incorporated by reference.
xiv.	Expense Limitation Agreement between Advisors Preferred, LLC and Registrant with respect to Kensington Managed Income Fund Institutional Class shares and Class A shares filed as an exhibit the Registrant’s Registration Statement on April 29, 2020, is hereby incorporated by reference.
xv.	Amended Expense Limitation Agreement between Advisors Preferred, LLC and Registrant with respect to Kensington Managed Income Fund Institutional Class shares and Class A shares filed as an exhibit the Registrant’s Registration Statement on November 3, 2020, is hereby incorporated by reference.

xvi. Investment Sub-Advisory Agreement between Advisors Preferred, LLC and Kensington Management, LLC with respect to the Kensington Managed Income Fund filed as an exhibit to the Registrant’s Registration Statement on November 3, 2020, is hereby incorporated by reference.

xvii. Investment Sub-Advisory Agreement between Advisors Preferred, LLC and Kensington Analytics, LLC with respect to the Kensington Dynamic Growth Fund filed as an exhibit to the Registrant’s Registration Statement on October 28, 2020, is hereby incorporated by reference.

xviii. Expense Limitation Agreement between Advisors Preferred, LLC, Kensington Analytics, LLC and Registrant with respect to the Kensington Dynamic Growth Fund filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.

xix. Investment Advisory Agreement Amended Appendix between the Trust and Advisers Preferred, LLC with respect to Kensington Dynamic Growth Fund filed as an exhibit the Registrant’s Registration Statement on October 28, 2020, is hereby incorporated by reference.

e)	Underwriting Contracts.
	i.	Underwriting Agreement filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
	ii.	Underwriting Agreement with respect to Kensington Managed Income Fund filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
iii.	Form of Selling Agreement for the Trust, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
iv.	Underwriting Agreement with respect to Kensington Dynamic Growth Fund filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
f)	Bonus or Profit Sharing Contracts. None.
g)	Custodial Agreement.
i.	Custody Agreement for Trust with U.S. Bank National Association (:US Bank”) filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
	ii.	Special Custodian Agreement for the Trust with National Financial Services, LLC, filed as an exhibit to the Registration Statement on October 27, 2016, is hereby incorporated by reference.
	iii.	Thirteenth Amendment to the Custody Agreement with US Bank filed as an exhibit the Registrant’s Registration Statement on October 28, 2020, is hereby incorporated by reference.
	iv.	Amended Appendix to Special Custodian Agreement with National Financial Services, LLC filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
h)	Other Material Contracts.
	i.	Fund Services Agreement dated January 1,2018 with Gemini Fund Services, filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
	ii.	ReFlow Participating Fund Agreement for the Trust, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
	iii.	Amended Appendix A to Participating Fund Agreement filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
	iv.	Shareholder Services Agreement with Flexible Plan Investments, Ltd. filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
	v.	Participation Agreement with Jefferson National Life Insurance Company filed as an exhibit to the Registrant’s Registration Statement on June 5, 2015, is hereby incorporated by reference.
	vi.	Shareholder Services Plan with respect to Investor Class Shares of Hundredfold Select Alternative Fund filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.
	vii.	Securities Lending Agreement with US Bank, National Association dated February 24, 2020 filed as an Exhibit to Registrant’s Registration Statement filed on April 17, 2020 is hereby incorporated by reference.
	viii.	Amended Appendix A to ReFlow Participating Fund Agreement filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
	ix.	Amendment to Fund Services Agreement with respect to Kensington Dynamic Growth Fund filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
	x.	Compliance Consulting Agreement between Registrant and Advisors Preferred, LLC filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
i)	Legal Opinion.

j)	Other Opinions.
i.	Consent of Alpha Performance Verification Services, Inc. with respect to Kensington Managed Income Fund filed as an exhibit to Registrant’s Registration Statement on May 21, 2019 is hereby incorporated by reference.

k)	Omitted Financial Statements. None.
l)	Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor, filed as an exhibit to the Registration Statement on January 4, 2013, is hereby incorporated by reference.

m)	Rule 12b-1 Plans.
i.	Amended Advisor Class Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on December 13, 2013, is hereby incorporated by reference.
ii.	Amended Investor Class Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on April 27, 2015, is hereby incorporated by reference.
iii.	Plan of Distribution Pursuant to Rule 12b-1 for The Gold Bullion Strategy Portfolio filed as an exhibit to the Registrant’s Registration Statement on August 5, 2013, is hereby incorporated by reference.
iv.	Class A Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit the Registrant’s Registration Statement on June 27, 2014, is hereby incorporated by reference.
v.	Class C Shares Plan of Distribution (Gold Fund) filed as an exhibit to Registrant’s Registration Statement on June 27, 2014.
vi.	Amended Exhibit A to Class A Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to Registrant’s Registration Statement on May 21, 2019, is hereby incorporated by reference.
vii.	Amended Investor Class (25 bp) Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
viii.	Amended Advisor, Service, and Class C Shares (100 bp) Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit to the Registrant’s Registration Statement on August 19, 2019, is hereby incorporated by reference.
ix.	Amended Exhibit A to Class A Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
x.	Amended Class C Plan of Distribution Pursuant to Rule 12b-1 filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
n)	Rule 18f-Plan
i.	Rule 18f-3 Plan filed as an exhibit to the Registrant’s filing Registration Statement on August 19, 2019, is hereby incorporated by reference.
ii.	Amended and restated Rule 18f-3 Plan filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.
o)	Reserved.
p)	Code of Ethics.
i.	Code of Ethics for Advisors Preferred Trust, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
ii.	Code of Ethics for Advisors Preferred LLC, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
iii.	Code of Ethics for Price Capital Management, Inc., filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, is hereby incorporated by reference.
iv.	Code of Ethics for Ceros Financial Services, Inc., filed as an exhibit to the Registrant’s Registration Statement on January 11, 2013, is hereby incorporated by reference.
v.	Code of Ethics for Flexible Plan Investments, Ltd. filed as an exhibit to the Registrant’s Registration Statement on May 14, 2013, is hereby incorporated by reference.
vi.	Code of Ethics for Spectrum Financial Inc. filed as an exhibit to the Registrant’s Registration Statement on December 13, 2013, is hereby incorporated by reference.

vii.	Code of Ethics for Hundredfold Advisors, LLC filed as an exhibit to the Registrant’s Registration Statement on August 9, 2019, is hereby incorporated by reference.

viii. Code of Ethics for Kensington Analytics LLC filed as an exhibit the Registrant’s Registration Statement on October 14, 2020, is hereby incorporated by reference.

q)	Power of Attorney.
i.	Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, filed as an exhibit to the Registrant’s Registration Statement on January 4, 2013, are hereby incorporated by reference.
ii.	Powers of Attorney for GBSF Fund Limited and GBSP Fund Limited filed as an exhibit to the Registrant’s Registration Statement on October 27, 2016, is hereby incorporated by reference.
iii.	Power of Attorney with respect to the Trust for David Feldman, filed as an exhibit to the Registrant’s Registration Statement on January 29, 2018, is hereby incorporated by reference.
iv.	Power of Attorney with respect to GBSF Fund Limited and GBSP Fund Limited for David Feldman, filed as an exhibit to the Registrant’s Registration Statement on January 29, 2018, is hereby incorporated by reference.
v.	Power of Attorney with respect to the Trust for Christine Casares filed as an exhibit to the Registrant’s Registration Statement on June 21, 2019, is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund. None.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s Agreement and Declaration of Trust, Section IX of the Underwriting Agreement, Section 2.2.4 of the Management Agreement, Section 10(b) of the Sub-Advisory Management Agreements (Price Capital Management, Inc., Flexible Plan Investments, Ltd., and Spectrum Financial Inc.), Section 11(b) of the Investment Sub-Advisory Agreement (Hundredfold Advisors, LLC), Section 11(b) of the Investment Sub-Advisory Agreements (Kensington Management, LLC), and Section 4 of the Fund Services Agreement. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and other Connections of Investment Adviser and Sub-Advisers.

Advisors Preferred LLC, 1445 Research Blvd., Suite 530, Rockville, MD 20850, is a registered investment adviser. Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801-72430.

Price Capital Management, Inc., 85 Chanteclaire Circle, Gulf Breeze, FL 32561, is a registered investment adviser. Additional information about Price Capital Management, Inc. and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-73195.

Flexible Plan Investments, Ltd., 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302, is a registered investment adviser. Additional information about Flexible Plan Investments, Ltd. and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-21073.

Spectrum Financial Inc., 272 Bendix Road, Suite 600, Virginia Beach, Virginia, 23452 is a registered investment adviser. Additional information about Spectrum Financial Inc. and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-33311.

Hundredfold Advisors, LLC, 272 Bendix Road, Suite 600, Virginia Beach, Virginia, 23452 is a registered investment adviser. Additional information about Hundredfold Advisors, LLC and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-63226.

Kensington Analytics LLC, 3811 Bee Caves Road, Suite 210, is a registered investment adviser. Additional Information about Kensington Management, LLC and its officers is incorporated by reference to the sub-adviser’s Form ADV, file number 801-119080.

Item 32. Principal Underwriter.

(a) Ceros Financial Services, Inc., 1445 Research Blvd., Suite 530, Rockville, MD 20850, the principal underwriter to Advisors Preferred Trust also acts as principal underwriter for certain series of the following investment companies: Leader Funds Trust.

(b) Ceros Financial Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Ceros Financial Services, Inc. is 1445 Research Blvd., Suite 530, Rockville, MD 20850. To the best of Registrant’s knowledge, the following are the officers of Ceros Financial Services, Inc.

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Angela Lynette Holland	Chief Compliance Officer	Chief Compliance Officer
M. Catherine Ayers-Rigsby	President	Trustee, President
Brian Humphrey	Director Sales & Marketing	Trustee

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant and any Fund’s or Portfolio’s subsidiary pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, sub-advisers, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in each SAI of the Trust.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. The Registrant undertakes that any Fund’s or Portfolio’s subsidiary hereby consents to service of process within the United States, will maintain books and records pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder, and consents to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Columbus, and State of Ohio, on the 2nd day of December, 2020

Advisors Preferred Trust

By: /s/

Michael V. Wible

Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title

Christine Casares*	Treasurer and Principal Financial Officer

Catherine Ayers-Rigsby *	President, Principal Executive Officer and Trustee

Brian S. Humphrey *	Trustee

Charles R. Ranson *	Trustee

Felix Rivera *	Trustee

David Feldman*	Trustee

*By: /s/

Michael V. Wible,

Attorney-in-Fact

December 2, 2020